TIP FUNDS
                           CLOVER SMALL CAP VALUE FUND
                            CLOVER EQUITY VALUE FUND
                            CLOVER MAX CAP VALUE FUND
                            CLOVER FIXED INCOME FUND

                          Supplement dated May 1, 2001
                    To the Prospectus dated January 31, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND WHAT IS CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.
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A Special Meeting of the shareholders of the Clover Small Cap Value Fund, Clover
Equity Value Fund, Clover Max Cap Value Fund, and the Clover Fixed Income Fund was held on April 30, 2001. At the Meeting, shareholders of each Fund voted on a proposal to approve the selection of Turner Investment Partners, Inc. as the investment adviser for each Fund, and to approve the investment advisory agreement between the TIP Funds, on behalf of each of the Funds, and Turner Investment Partners, Inc. Also at the Meeting, shareholders of each Fund voted on a proposal to approve the selection of Clover Capital Management, Inc. as sub-adviser to each Fund, and to approve a sub-advisory agreement between Turner Investment Partners, Inc. and Clover Capital Management, Inc.

Each proposal was approved separately by the shareholders of each Fund. As a result, effective May 1, 2001, Turner Investment Partners, Inc. is each Fund's investment adviser and Clover Capital Management, Inc. is each Fund's sub-adviser. This change is not expected to affect day-to-day management of the Funds.

In connection with these advisory changes, the Clover Small Cap Value Fund will become the Turner Small Cap Value Fund; the Clover Equity Value Fund will become the Turner Midcap Value Fund; the Clover Max Cap Value Fund will become the Turner Large Cap Value Fund; and the Clover Fixed Income Fund will become the Turner Core Plus Fixed Income Fund.

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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.